Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the filing with the Securities and Exchange Commission of the Annual Report of OneSpan Inc. (the company) on Form 10-K for the period ended December 31, 2024 (the Report), I, Jorge Martell, Chief Financial Officer of the company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
i.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
ii.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

/s/ Jorge Martell
Jorge Martell
Chief Financial Officer

February 27, 2025